UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):  February 4, 2004




                              CoolSavings, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




    Delaware                 000-30199                36-4462895
---------------             -------------          -----------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation or
organization)




           360 North Michigan Ave., 19th Floor, Chicago, IL 60601
           ------------------------------------------------------
            (Address of principal executive offices and zip code)




     Registrant's telephone number, including area code:  (312) 224-5000



















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


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.

     (c)   EXHIBITS.

           The following Exhibit is being furnished herewith:

           99.1  Registrant's Press Release, dated February 4, 2004



ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS
         ITEM 9 IS FURNISHED UNDER ITEM 12).

     In accordance with Securities Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 4, 2004, the Registrant announced its results of operations and financial position as of and for the fourth quarter and the twelve months ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.











































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


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COOLSAVINGS, INC.


                                  By:  /s/ David B. Arney
                                       ------------------------
                                       David B. Arney
                                       Chief Financial Officer





Dated:  February 6, 2004

















































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


                                EXHIBIT INDEX




Exhibit                                                 Page
No.        Item                                         Number
-------    ----                                         ------

99.1       Registrant's Press Release dated
           February 4, 2004                              5-11



























































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